SEC File No. 33-36962



                        MAINSTAY INSTITUTIONAL FUNDS INC.
                                    Bond Fund
                                Money Market Fund
                                Value Equity Fund
                               Asset Manager Fund

                       Supplement dated January 5, 2000
                       to the Prospectus dated May 1, 1999


     The table on page 30 of the prospectus will now compare the Bond Fund's Average Annual Total Returns to the Lehman Brothers Aggregate Index (the "Aggregate Index") and the Lehman Brothers Gov't/Corporate Bond Index (the "Gov't/Corporate Bond Index"). The components of the Aggregate Index include the following other Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar-denominated and investment grade, and have a fixed rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million. The Bond Fund is using the Aggregate Index as a comparative broad-based securities market index because it is more reflective of the mix of securities that the Fund invests in.

     Mark C. Boyce serves as Portfolio Manager of the Money Market Fund. Accordingly, Mr. Boyce's biography is hereby added to page 65 of the prospectus as follows: Mr. Boyce has managed the Money Market Fund since December 1999 and the Money Markets Group of New York Life Insurance Company and its subsidiaries since May 1997. He is a member of the fixed income portfolio management team at New York Life Insurance Company. From 1992 to 1997, Mr. Boyce was an Investment Vice President responsible for Structured Finance Investments at New York Life Insurance Company.

     Mr. Denis P. Laplaige is no longer a portfolio manager of the Value Equity Fund. Mr. Laplaige's biography, which appears on page 66 of the prospectus is hereby deleted.

     The Asset Manager Fund's first principal investment strategy on page 4 of the prospectus is hereby deleted and replaced by the following:

     o    30% to 80% of net assets in common stocks as follows:

          i. 15% to 80% of net assets in common stocks selected to parallel the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index")

          ii. 0% to 10% of net assets in common stocks selected to parallel the performance of the S&P MidCap 400 Index

          iii. 0% to 5% of net assets in common stocks selected to parallel the performance of the S&P SmallCap 600 Index

          iv. 0% to 5% of net assets in equity securities selected to parallel the performance of the Morgan Stanley REIT Index (a measure of real estate equity performance)

      At least 30% of the Fund's net assets will be invested in U.S. equity securities.

"S&P 500(R)," "S&P MidCap 400 Index," "S&P SmallCap 600 Index" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors LLC. Standard & Poors does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund. Each S&P Index is an unmanaged index and is considered generally representative of a different capitalization segment of the U.S. stock market.

The following is hereby added to the Asset Manager Fund's principal risks on page 5 of the prospectus:

     Historically, mid- and small-cap stocks, such as those in the S&P MidCap 400 Index and the S&P SmallCap 600 Index, have been more volatile than, and at times have performed quite differently from, stocks in the S&P 500 Index.